                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY REGISTRANT [X]           FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
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Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          BRUNSWICK TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount previously paid:

   2) Form, schedule or registration statement no.:

   3) Filing party:

   4) Date filed:
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(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

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                 ATTENTION BRUNSWICK TECHNOLOGIES SHAREHOLDERS

       PLEASE BE ADVISED THAT THE SPECIAL MEETING OF THE SHAREHOLDERS OF
               BRUNSWICK TECHNOLOGIES, INC. PRESENTLY SCHEDULED FOR
   JUNE 16, 2000 WILL BE ADJOURNED UNTIL FRIDAY, JUNE 30, 2000 AT 10:00 A.M.
                 AT THE OFFICES OF BRUNSWICK TECHNOLOGIES, INC.
                               43 BIBBER PARKWAY
                                 BRUNSWICK, ME

         BTI'S BOARD OF DIRECTORS RECOMMENDS THAT ALL BTI SHAREHOLDERS
                        TENDER THEIR SHARES IMMEDIATELY.

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